united states
securities and exchange commission
washington, d.c. 20549

form n-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street; Omaha, NE 68130

(Address of principal executive offices) (Zip code)

James Ash

Gemini Fund Services, LLC., 80 Arkay Drive Suite 110; Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 09/30

Date of reporting period: 12/31/2014

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
December 31, 2014 (Unaudited)
	Shares		Value
		EXCHANGE TRADED FUNDS - 66.2%
	533,350	iShares Barclays 1-3 Year Credit Bond Fund	$ 56,097,753
	252,730	iShares Core Total US Bond Market ETF	27,830,628
	643,325	Vanguard Short-Term Bond ETF	51,433,834
	706,870	Vanguard Short-Term Corporate Bond ETF	56,288,058

		TOTAL EXCHANGE TRADED FUNDS (Cost $190,996,680)	191,650,273

		SYSTEMATIC TRADING COMPANIES+ - 0.4%
	4,749	E2 Quest Trade Co. - QTI Program, LLC (Cost - $514,289)	1,079,377

	Principal
		STRUCTURED NOTE - 5.1%
	$ 15,000,000	SGI 10 Year Bond Index Deposit, due 2/27/16 * (Cost $15,000,000)	14,767,500

	Shares
		MONEY MARKET FUNDS - 27.1%
	23,014,372	BlackRock International Dollar Reserve Series B ** +	23,014,372
	27,681,870	Goldman Sachs Funds PLC - US$ Liquid Reserves Fund ** +	27,681,870
	27,692,745	JPMorgan Liquidity Funds - US Dollar Liquidity Fund ** +	27,692,745
		TOTAL MONEY MARKET FUNDS (Cost $78,388,987)	78,388,987

		TOTAL INVESTMENTS - 98.8% (Cost $284,899,956) (a)	$ 285,886,137
		OTHER ASSETS AND LIABILITIES - NET - 1.2%	3,428,793
		TOTAL NET ASSETS - 100.0%	$ 289,314,930

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $284,899,956 and
	differs from market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized Appreciation:	$ 2,079,849
		Unrealized Depreciation:	(1,093,668)
		Net Unrealized Appreciation:	$ 986,181
*	Non-Income producing investment.
**	Pledged as collateral for swap agreement.
+	This investment is a holding of MutualHedge Fund Limited CFC.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2014 (Unaudited)

SWAP CONTRACTS *+	Unrealized Appreciation (Depreciation)

Total return swap with Deutsche Bank AG, London Branch.  The swap provides exposure to the total returns on a basket of CTA programs that is calculated on a daily basis with reference to a customized index that is also proprietary to Deutsche Bank.  The basket is comprised of a diversified collection of CTA programs including systematic trend following, relative value and short term trading programs. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap, the notional allocation to each CTA program, and the mix of CTA programs.  The swap was effective on September 26, 2011 and has a term of five years therefrom unless earlier terminated.  In addition, the swap provides for an 0.50% fee to Deutsche Bank. (Notional Value $358,092,944)

$ 15,084,485

Total return swap with Morgan Stanley & Co. International PLC (“Morgan Stanley”). The swap provides exposure to the total returns of the BlueCrest Systematic Macro Program of BlueCrest Capital Management (Guernsey) Ltd. ("BlueCrest") calculated on a daily basis by NAV Consulting Inc. with reference to an investment portfolio owned by Alphas Managed Accounts Platform XLII Limited (the “Reference Fund”), a private company with limited liability formed under the laws of Ireland. The investment portfolio of the Reference Fund is comprised at any given time of trading positions selected by BlueCrest that include over-the-counter foreign exchange and currency option transactions and exchange traded futures in relation to any commodity, metal, financial instrument, currency, interest rate or index traded on certain exchanges. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap. The swap was effective on August 5, 2014 and has a term of five years therefrom unless earlier terminated. In addition, the terms of the swap provide for a floating rate payment to Morgan Stanley based upon an interest rate equal to One Month USD Libor plus 0.30% per annum accrued on the notional level of the swap. (Notional Value $41,887,999)

168,482

Total return swap with Morgan Stanley & Co. International PLC (“Morgan Stanley”). The swap provides exposure to the total returns of the Diversified Program of Winton Capital Management Limited ("Winton") calculated on a daily basis by BNP Paribas Financial Services LLC with reference to an investment portfolio owned by ALPHAS Managed Account Platform XXX Limited (the “Reference Fund”), a private company with limited liability formed under the laws of Ireland.   The investment portfolio of the Reference Fund is comprised at any given time of trading positions selected by Winton that include over-the-counter foreign exchange and currency option transactions and exchange traded futures in relation to any commodity, metal, financial instrument, currency, interest rate or index traded on certain exchanges. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap. The swap was effective on March 6, 2014 and has a term of three years therefrom unless earlier terminated. In addition, the terms of the swap provide for a floating rate payment to Morgan Stanley based upon an interest rate equal to One Month USD Libor plus 0.27% per annum accrued on the notional level of the swap. (Notional Value $57,961,449)

42,013

$ 15,294,980
* Non-Income producing investment.
+ This investment is a holding of MutualHedge Fund Limited CFC.

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilies and disclosure of contingent assets and liabilies at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Acutal results could differ from those statements.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments in trading companies are valued at a fair value based on the net asset value as reported by underlying trading companies. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty. Equinox Fund Management, LLC (the “Advisor”) fair values the investments of systematic trading companies based on the Commodity Trading Advisor’s (the “CTA”) estimated position information on a same-trading day basis. The Advisor reviews and approves current day pricing of the CTA positions, as received from the administrator of the systematic trading company, which includes intra-day volatility and volume, expenses and daily performance fees, which is then used to determine a daily fair value NAV for each CTA. The Advisor’s fair value NAV is back tested daily and reviewed by the Fund’s fair valuation committee on a regular basis. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.
The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The team may also enlist third party consultants such as a valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.
Fair Valuation Process - This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2014 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 191,650,273	$ -	$ -	$ 191,650,273
Systematic Trading Companies	-	1,079,377	-	1,079,377
Structured Note	-	14,767,500	-	14,767,500
Short-Term Investments	78,388,987	-	-	78,388,987
Open Swap Contracts	-	15,294,980	-	15,294,980
Total	$ 270,039,260	$ 31,141,857	$ -	$ 301,181,117

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund's policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.
The Fund did not hold any Level 3 securities during the period.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include MutualHedge Fund Limited (“MFL-CFC”), a wholly owned and controlled subsidiary. The consolidated financial statements of MFL-CFC include the financial statements of certain majority owned systematic trading companies. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with EMFSF's investment objectives and policies.

A summary of the Fund's investments in the CFC is as follows:

	Inception Date of MFL-CFC	MFL-CFC Net Assets at December 31, 2014	% Of Total Net Assets at December 31, 2014
MFL-CFC	1/12/2010	$ 67,302,991	23.26%

MFL-CFC, through its investments in systematic trading companies, utilizes commodity based derivative products to facilitate the Fund’s pursuit of its investment objective. The systematic trading companies are minority owned commodity pool (CP) subsidiaries which invest in global derivatives markets through multiple Commodity Trading Advisors (CTA), each of whom is registered with the U.S. Commodity Futures Trading Commission and each of whom operate multiple trading programs. CTAs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options and forward contracts. It is anticipated the CTA programs will be tied to a variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products. MFL-CFC accounted for its investment in each systematic trading company at fair value, utilizing the net asset value provided by the underlying investment advisor. Investments in the systematic trading companies may be withdrawn on any business day given two business days’ notice.

For tax purposes, MFL-CFC is an exempted Cayman investment company. MFL-CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, MFL-CFC is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, MFL-CFC’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Swap Agreements – The Fund is subject to equity price risk, interest rate risk, credit risk, currency risk, counterparty risk and/or commodity risk in the normal course of pursuing its investment objective.  The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk.   These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each day as reported by the swap counterparty. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Consolidated Statement of Operations. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations.

MFL-CFC maintains short-term investments, up to 20% of the notional value of the swap, as collateral to secure its obligations under the swap. As of December 31, 2014, the total notional value of the total return swaps with Deutsche Bank was $358,092,944. As of December 31,2014, the notional value of the total return swap with Morgan Stanley was $99,849,448. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. In order to maintain prudent risk exposure to the counterparty, the Advisor will reduce exposure to the counterparty whenever that exposure exceeds 5% of the net assets of the Fund for a period of one week or such lesser time as the Advisor may determine. If the Advisor determines that the counterparty presents an imprudent risk, the swap may be terminated in its entirety.

The derivative instruments outstanding as of December 31, 2014 as disclosed in the Consolidated Portfolio of Investments serve as indicators of the volume of derivative activity for the Fund.

Item 2. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) (and Item 3 of Form N-Q) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Lights Fund Trust

By

*/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date 2/25/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date 2/25/15

By

*/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer

Date 2/25/15